SECURITIES AND EXCHANGE COMMISSION

                       Washington, D.C.  20549

                               FORM 8-K

                            CURRENT REPORT



                Pursuant to Section 13 or 15(d) of the
                   Securities Exchange Act of 1934


                  Date of Report:    August 9, 1994
                  (Date of earliest event reported)




                     THE MANITOWOC COMPANY, INC.
        (Exact name of registrant as specified in its charter)




    Wisconsin            1-11978          39-0448110
- - -----------------    --------------    -----------------
 (State or other       (Commission       (IRS Employer
 jurisdiction of      File Number)      Identification
 incorporation)                             Number)





700 East Magnolia Avenue, Suite B, Manitowoc, WI       54221-0066
- - ---------------------------------------------------------------------
(Address of principal executive offices)              (Zip Code)



Registrant's telephone number, including area code (414-684-4410)



Item 7.   Financial Statements and Exhibits
- - -----------------------------------------------------

          (c)  Exhibits.

               See Exhibit Index following the Signatures on this Report, which is incorporated herein by reference.



Item 8.   Change in Fiscal Year
- - -----------------------------------------------------

As a meeting of the Board of Directors of The Manitowoc Company, Inc. (the "Company") on August 9, 1994, the Board approved an amendment to the Company's Restated By-Laws, effective August 9, 1994, changing the Company's fiscal year end from the Saturday which falls upon or is nearest to June 30 of each calendar year (the fiscal year end used by the Company in its most recent filing with the Securities and Exchange Commission) to December 31 of each calendar year. A transition report on Form 10-Q will be filed by the Company covering the transition period from July 3, 1994 through December 31, 1994.



                              SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


DATE:     August 22, 1994     THE MANITOWOC COMPANY, INC.
                                  (Registrant)




                                /s/  Robert R. Friedl
                              ----------------------------------------
                              Chief Financial Officer










                     THE MANITOWOC COMPANY, INC.

                            EXHIBIT INDEX

                                  TO

                       FORM 8-K CURRENT REPORT

                      Dated as of August 9, 1994


 Exhibit                                       Filed
   No.               Description              Herewith
- - ----------        ----------------         -------------


     3.2         Restated By-Laws of the          X
                 Registrant (as amended
                 through August 9, 1994),
                 including amendment to
                 Article VII, Section 1
                 thereof changing the
                 Registrant's fiscal year


     99.1        News Release dated               X
                 August 9, 1994, regarding
                 change in Registrant's
                 fiscal year end